Federated Capital Appreciation Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (TICKER FEDEX)
CLASS B SHARES (TICKER CPABX)
CLASS C SHARES (TICKER CPACX)
CLASS R SHARES (TICKER CPAKX)
INSTITUTIONAL SHARES (TICKER CPAIX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED DECEMBER 31, 2012
1. The special meeting of shareholders of Federated Capital Appreciation Fund (Fund) scheduled to be held on March 11, 2013, to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Equity Income Fund, Inc. would acquire the assets of the Fund in a complete liquidation and dissolution of the Fund has been adjourned to April 8, 2013.
2. Additionally, effective March 2013, Walter C. Bean replaced James E. Grefenstette and Dean J. Kartsonas as portfolio manager of the Fund. As noted above, a shareholder meeting has been scheduled to consider the reorganization of the Fund into Federated Equity Income Fund, Inc. If the proposed reorganization is consummated, shareholders of the Fund will become shareholders of Federated Equity Income Fund, Inc., which is not managed by Walter C. Bean. Accordingly, under the heading entitled, “Fund Management,” please delete the references to James E. Grefenstette and Dean J. Kartsonas and replace them with the following:
“Walter C. Bean, Senior Portfolio Manager, has been the Fund's portfolio manager since March 2013.”
March 8, 2013
Federated Capital Appreciation Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451543 (3/13)